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                          ARCHSTONE COMMUNITIES TRUST
                   (a Maryland real estate investment trust)
                                2,000,000 Shares

             8 3/4% Series D Cumulative Redeemable Preferred Shares
                             of Beneficial Interest
                          (Par Value $1.00 Per Share)
                   (Liquidation Preference $25.00 Per Share)

                               PURCHASE AGREEMENT


                                                                  August 3, 1999

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
          INCORPORATED
A.G. EDWARDS & SONS, INC.
PAINEWEBBER INCORPORATED
PRUDENTIAL SECURITIES INCORPORATED
As Representatives of the Several Underwriters named in Schedule I hereto c/o Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
North Tower
World Financial Center
New York, New York  10281-1209

Ladies and Gentlemen:

     Archstone Communities Trust, a Maryland real estate investment trust (the "Company"), confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and each of the other Underwriters named in Schedule I hereto (the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch, A.G. Edwards & Sons, Inc., PaineWebber Incorporated and Prudential Securities Incorporated are acting as representatives (in such capacity, the "Representatives"), with respect to the issue and sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective number of 8 3/4% Series D Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $1.00 per share, liquidation preference $25.00 per share, of the Company (the "Preferred Shares") set forth in said Schedule I, and with respect to the grant by the Company to the Underwriters, acting

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severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of 300,000 additional Preferred Shares to cover over-allotments, if any. The aforesaid 2,000,000 Preferred Shares (the "Initial Securities") to be purchased by the Underwriters and all or any part of the 300,000 Preferred Shares subject to the option described in Section 2(b) hereof (the "Option Securities") are hereinafter called, collectively, the "Securities."

     The Company has filed with the Securities and Exchange Commission (the "Commission") two registration statements on Form S-3 (Nos. 333-12885 and 333-68591) with respect to the Securities under the Securities Act of 1933, as amended (the "1933 Act"). Such registration statements and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to such registration statements, but including all documents incorporated by reference in the prospectus contained in the latest registration statement, to the Representatives for each of the other Underwriters, have been declared effective by the Commission in such form. No other document with respect to such registration statements or documents incorporated by reference therein has heretofore been filed, or transmitted for filing, with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "1933 Act Regulations"), each in the form heretofore delivered to the Representatives). Such registration statements (as so amended, if applicable), including the information, if any, deemed to be a part thereof pursuant to Rule 434(d) of the 1933 Act Regulations (the "Rule 434 Information"), are collectively referred to herein as the "Registration Statement"; and the final prospectus and the final prospectus supplement relating to the offering of the Securities, in the forms furnished to the Underwriters by the Company for use in connection with the offering of the Securities, are collectively referred to herein as the "Prospectus"; provided, however, that all references to the "Registration Statement" and the "Prospectus" shall also be deemed to include all documents incorporated therein by reference pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), prior to the date of this Purchase Agreement; provided, further, that if the Company files a registration statement with the Commission pursuant to Rule 462(b) of the 1933 Act Regulations (the "Rule 462(b) Registration Statement"), then all references to "Registration Statement" shall also be deemed to include the Rule 462(b) Registration Statement; and provided, further, that if the Company elects to rely upon Rule 434 of the 1933 Act Regulations, then all references to "Prospectus" shall also be deemed to include the final or preliminary prospectus and the applicable term sheet or abbreviated term sheet (the "Term Sheet"), as the case may be, in the forms first furnished to the Underwriters by the Company in reliance upon Rule 434 of the 1933 Act Regulations, and all references to the date of the Prospectus shall mean the date of this Purchase Agreement. A "preliminary prospectus" shall be deemed to refer to any prospectus that omitted, as applicable, the Rule 434 Information or other information to be included upon pricing in a form of prospectus filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations and was used after the Registration Statement became effective and prior to the initial delivery of the Prospectus to the Underwriters by the Company. For purposes of this Purchase Agreement, all references to the Registration Statement, Prospectus, Term Sheet or preliminary prospectus or to any amendment or supplement to any of the foregoing shall be deemed to include any copy filed

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with the Commission pursuant to its Electronic Data Gathering, Analysis and
Retrieval system ("EDGAR").

     All references in this Purchase Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" (or other references of like import) in the Registration Statement, Prospectus or preliminary prospectus shall be deemed to mean and include all such financial statements and schedules and other information that is incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be, prior to the date of this Purchase Agreement; and all references in this Purchase Agreement to amendments or supplements to the Registration Statement or Prospectus shall be deemed to include the filing of any document under the 1934 Act that is incorporated by reference in the Registration Statement or Prospectus as the case may be, after the date of this Purchase Agreement.

     SECTION 1.  Representations and Warranties.

     (a) The Company represents and warrants to each Underwriter, as of the date hereof, and as of the Closing Time (as defined below) and, if applicable, as of each Date of Delivery (as defined below) (in each case, a "Representation Date"), as follows:

     (1) The Company meets the requirements for use of Form S-3 under the 1933 Act. The Registration Statement (including any Rule 462(b) Registration Statement) has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement (or such Rule 462(b) Registration Statement) has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are threatened by the Commission, and any request on the part of the Commission for additional information has been complied with.

     At the respective times the Registration Statement (including any Rule 462(b) Registration Statement) and any post-effective amendments thereto (including the filing of the Company's most recent Annual Report on Form 10-K with the Commission (the "Annual Report on Form 10-K")) became effective and at each Representation Date, the Registration Statement (including any Rule 462(b) Registration Statement) and any amendments thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the date of the Prospectus, at the Closing Time and at each Date of Delivery, if any, neither the Prospectus nor any amendments or supplements thereto included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Company elects to rely upon Rule 434 of the 1933 Act Regulations, the Company will comply with the requirements of Rule 434. Notwithstanding the foregoing, the representations and warranties in this subsection shall not apply to (i) that part of the Registration

                                      -3-
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Statement which constitutes the Statement of Eligibility and Qualification of
the trustee on Form T-1 and (ii) statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through the Representatives expressly for use in the Registration Statement or the Prospectus.

     The preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with the offering of the Securities and filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and are identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (2) The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations") and, when read together with the other information in the Prospectus, at the date of the Prospectus, at the Closing Time and at each Date of Delivery, if any, did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (3) The accountants who certified the financial statements and any supporting schedules thereto included in the Registration Statement and the Prospectus are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

     (4) The historical financial statements of the Company included in the Registration Statement and the Prospectus, together with the related schedules and notes, as well as those historical financial statements, schedules and notes of any other entity included therein, present fairly the financial position of the Company and its consolidated subsidiaries, or such other entity, as the case may be, at the dates indicated and the statement of operations, shareholders' equity and cash flows of the Company and its consolidated subsidiaries, or such other entity, as the case may be, for the periods specified. Such historical financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Registration Statement and the Prospectus present fairly in accordance with GAAP the information required to be stated therein. The selected financial data included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement and the Prospectus. In addition, the pro forma financial statements and the related notes thereto incorporated by reference in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the

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bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

     (5) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein,
(A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those arising in the ordinary course of business, that are material with respect to the Company and its subsidiaries considered as one enterprise and (C) except for regular dividends on the Company's common shares of beneficial interest or preferred shares of beneficial interest, in amounts per share that are consistent with past practice or the Company's Amended and Restated Declaration of Trust or articles supplementary thereto, respectively, there has been no dividend or distribution of any kind declared, paid or made by the Company on any of its shares of beneficial interest.

     (6) The Company has been duly organized and is validly existing as a real estate investment trust of unlimited duration with transferable shares of beneficial interest in good standing under the laws of the State of Maryland, with power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus and to enter into and perform its obligations under this Purchase Agreement; and the Company has been duly qualified for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns, leases or operates properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not result in a Material Adverse Effect.

     (7) Each of the Company's subsidiaries (within the meaning of Regulation S-X promulgated by the Commission) is listed in Schedule I hereto (each, a "Subsidiary" and, collectively, the "Subsidiaries") and has been duly incorporated or organized and is validly existing in good standing as a corporation or limited partnership, as the case may be, under the laws of its jurisdiction of incorporation or organization, with power and authority (corporate or other) to own, lease and operate its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation or limited partnership, as the case may be, for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns, leases or operates properties or conducts any business so as to require such qualification, other than where the failure to be so qualified or in good standing would not result in a Material Adverse Effect; and all of the issued and outstanding shares of capital stock or partnership interests of each Subsidiary of the Company have been duly authorized and validly issued, are fully paid and (except for general partnership interests) non-assessable, and (except as disclosed in Exhibit A hereto or in the case of foreign Subsidiaries, for directors' qualifying shares) are owned by the Company, directly or indirectly, free and clear of all liens, encumbrances, security interests and claims.

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     (8)  Neither the Company nor any of the Subsidiaries is party to any joint venture with any other entity, except as described in the Prospectus.

     (9) The Company's authorized, issued and outstanding shares of beneficial interest are as set forth in the Prospectus. The issued and outstanding shares of beneficial interest of the Company have been duly authorized and validly issued by the Company and are fully paid and, except as described in Exhibit B hereto, non-assessable.

     (10) This Purchase Agreement has been duly authorized, executed and delivered by the Company.

     (11) The Securities have been duly authorized by the Company for issuance and sale pursuant to this Purchase Agreement and when issued and delivered by the Company pursuant hereto against payment of the consideration therefor specified herein, will be validly issued, fully paid and, except as described in Exhibit B hereto, non-assessable and will not be subject to preemptive or other similar rights of any securityholder of the Company. The articles supplementary to the Company's Amended and Restated Declaration of Trust relating to the Securities will be in full force and effect prior to the Closing
Time.

     (12) The Securities conform in all material respects to the statements relating thereto contained in the Prospectus and the certificates evidencing the Securities will be in substantially the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement.

     (13) Neither the Company nor any of the Subsidiaries is in violation of its declaration of trust, charter, bylaws, partnership agreement or other governing instrument or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which it or any of them may be bound, or to which any of the assets, properties or operations of the Company or any of the Subsidiaries is subject (collectively, "Agreements and Instruments"), except for such defaults that would not result in a Material Adverse Effect. The execution, delivery and performance of this Purchase Agreement and the consummation of the transactions contemplated herein (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company with its obligations hereunder do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets, properties or operations of the Company or any of the Subsidiaries pursuant to, any Agreements and Instruments (except such conflicts, breaches or defaults that would not reasonably be expected to result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the declaration of trust, charter, bylaws, partnership agreement or other governing instrument

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of the Company or any of the Subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of the Subsidiaries or any of their assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of the Subsidiaries.

     (14) No labor dispute with the employees of the Company or any of the Subsidiaries exists or, to the knowledge of the Company, is threatened, and the Company is not aware of any existing or threatened labor disturbance by the employees of any of its or any Subsidiary's principal suppliers, manufacturers, customers or contractors that, in either case, may reasonably be expected to result in a Material Adverse Effect.

     (15) There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or to the knowledge of the Company threatened, against or affecting the Company or any of the Subsidiaries that is required to be disclosed in the Registration Statement and the Prospectus (other than as stated therein), or that might reasonably be expected to result in a Material Adverse Effect or that might reasonably be expected to materially and adversely affect the consummation of the transactions contemplated under this Purchase Agreement or the performance by the Company of its obligations hereunder. The aggregate of all pending legal or governmental proceedings to which the Company or any of the Subsidiaries is a party or of which any of their respective assets, properties or operations is the subject that are not described in the Registration Statement and the Prospectus, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

     (16) There are no contracts or other documents that are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto that have not been so described and filed as required.

     (17) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the due authorization, execution and delivery by the Company of this Purchase Agreement or for the offer, issue and sale of the Securities except such as have been obtained under the 1933 Act and the 1933 Act Regulations, and except as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Securities by the Underwriters.

     (18) The Company and each of its Subsidiaries have good and marketable title in fee simple to all real property described in the Prospectus as owned by them and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects, except such as are described in the Prospectus or such as do not

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materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries; and any real property and buildings held under lease by the Company and the Subsidiaries and described in the Prospectus are held by them under valid and subsisting leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and the Subsidiaries.

     (19) The Company and the Subsidiaries taken as a whole carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their business and the value of their properties.

     (20) With respect to all tax periods regarding which the Internal Revenue Service is or will be entitled to assert any claim, the Company has met the requirements for qualification as a real estate investment trust under Sections 856 through 860 of the Internal Revenue Code, as amended, and the Company's present and contemplated organization, ownership, method of operation, assets and income continue to meet such requirements.

     (21) Each of the Company and the Subsidiaries owns, possesses or has obtained all material licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all material declarations and filings with, all federal, state, local and other governmental authorities (including foreign regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to own, lease and operate its properties and to carry on its business as conducted as of the date hereof, except in each case where the failure to obtain licenses, permits, certificates, consents, orders, approvals and other authorizations, or to make all declarations and filings, would not reasonably be expected to result in a Material Adverse Effect, and none of the Company or any of the Subsidiaries has received any notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, except as described in the Registration Statement and the Prospectus and except, in each case, where such revocation or modification would not reasonably be expected to result in a Material Adverse Effect; and the Company and each of the Subsidiaries are in material compliance with all laws, rules and regulations relating to the conduct of their respective businesses as conducted as of the date hereof, except where noncompliance and such laws or regulations would not reasonably be expected to result in a Material Adverse Effect.

     (22) Except as disclosed in the Prospectus, the Company and its Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their business, (iii) are in compliance with all terms and conditions of any such permit, license or approval and (iv) have no knowledge of the unlawful presence of any hazardous substances, hazardous materials, toxic substances or waste materials on any of the properties

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owned by them, or of any unlawful spills, releases, discharges or disposal of such hazardous materials that have occurred or are presently occurring off such properties as a result of any construction on operation and use of such properties, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or unlawful presence of hazardous materials or occurrence would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

     (23) Other than as set forth in the Prospectus, the mortgages and deeds of trust encumbering the properties and assets described in the Prospectus (i) are not convertible and neither the Company nor any of the Subsidiaries holds a participating interest therein, and (ii) are not cross-defaulted or cross-collateralized to any property not owned by the Company or any of the Subsidiaries.

     (24) The Company is not an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended.

     (b) Any certificate signed by any officer of the Company or any of the Subsidiaries and delivered to any Underwriter or to counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby on the date of such certificate and, unless subsequently amended or supplemented, at each Representation Date subsequent thereto.

     SECTION 2.  Sale and Delivery to Underwriters; Closing

     (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at the price per share set forth in Schedule II, the number of Initial Securities set forth in
Schedule I opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

     (b) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional 300,000 Preferred Shares at the price per share set forth in Schedule II. The option hereby granted will expire 30 days after the date hereof, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments that may be made in connection with the offering and distribution of the Initial Securities upon notice by the Representatives to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time, date and place of payment and delivery for such Option Securities. Any such time and date of payment and delivery (each, a "Date of Delivery") shall be determined by

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the Representatives, but shall not be later than seven full business days nor earlier than two full business days after the exercise of said option, nor in any event prior to the Closing Time, unless otherwise agreed upon by the Representatives and the Company. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased that the number of Initial Securities each such Underwriter has severally agreed to purchase as set forth in Schedule I opposite the name of such Underwriter bears to the total number of Initial Securities, subject to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of a fractional number of Option Securities.

     (c) Payment of the purchase price for, and delivery of, the Initial Securities shall be made at the offices of Mayer, Brown & Platt, 190 South LaSalle Street, Suite 3900, Chicago, Illinois 60603-3441, or at such other place as shall be agreed upon by the Representatives and the Company, at 9:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10 hereof), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company (such time and date of payment and delivery being herein called "Closing Time"). In addition, in the event that the Underwriters have exercised their option, if any, to purchase any or all of the Option Securities, payment of the purchase price for, and delivery of such Option Securities shall be made at the above-mentioned offices of Mayer, Brown & Platt, or at such other place as shall be agreed upon by the Representatives and the Company, on the relevant Date of Delivery as specified in the notice from the Representatives to the Company.

     Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to the Representatives for the respective accounts of the Underwriters of the Securities to be purchased by them. It is understood that each Underwriter has authorized Merrill Lynch, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Securities that it has severally agreed to purchase. Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Securities to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

     (d) The Securities or certificates for the Securities, as applicable, shall be in such denominations and registered in such names as the Representatives may request in writing at least one full business day prior to the Closing Time or the relevant Date of Delivery, as the case may be. The Securities or certificates for the Securities, as applicable, will be made available for examination and packaging by the Representatives in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

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     SECTION 3.  Covenants of the Company. The Company covenants with each
Underwriter as follows:

     (a) The Company, subject to Section 3(b), will comply with the requirements of Rule 430A of the 1933 Act Regulations and/or Rule 434 of the 1933 Act Regulations, if and as applicable, and will notify the Representatives promptly of (i) the effectiveness of any post-effective amendment to the Registration Statement or the filing of any supplement or amendment to the Prospectus, (ii) the receipt of any comments from the Commission, (iii) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and
(iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424 and will take such steps as it deems necessary to ascertain promptly whether the Prospectus transmitted for filing under Rule 424 was received for filing by the Commission. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

     (b) The Company will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b) of the 1933 Act Regulations), any term sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object.

     (c) The Company has furnished or will deliver to each Underwriter and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to each Underwriter, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The Registration Statement and each amendment thereto furnished to the Underwriters will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (d) The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (e) The Company will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Purchase Agreement and in the Registration Statement and the Prospectus. If at any time when the Prospectus is required by the 1933 Act or the 1934 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the reasonable opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement in order that the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or to amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the reasonable opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters, without charge, such number of copies of such amendment or supplement as the Underwriters may reasonably request.

     (f) The Company will use its reasonable best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representatives may designate and to maintain such qualifications in effect for a period of not less than one year from the date hereof; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign entity or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the date hereof.

     (g) The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earning statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

     (h) The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds".

     (i) The Company will use its best efforts to effect the listing of the Securities on the New York Stock Exchange.

     (j) Between the date hereof and the Closing Time, the Company will not, without the prior written consent of Merrill Lynch, directly or indirectly, issue, sell, offer or contract to sell, grant any option for the sale of, or otherwise dispose of its preferred shares of beneficial interest.

     (k) The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

     SECTION 4.  Payment of Expenses.
                 -------------------

     (a) The Company will pay all expenses incident to the performance of its obligations under this Purchase Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation and delivery to the Underwriters of this Purchase Agreement, any Agreement among Underwriters, and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the Securities, and any certificates for the Securities to the Underwriters, including any transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors or agents (including transfer agent and registrar), (v) the qualification of the Securities under state securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation and delivery of the Blue Sky Survey, and any amendment thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Term Sheet, and the Prospectus and any amendments or supplements thereto, (vii) the fees charged by nationally recognized statistical rating organizations for the rating of the Securities, and (viii) the fees and expenses incurred with respect to the listing of the Securities.

     (b) If the Purchase Agreement is terminated by the Representatives in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

     SECTION 5. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the Securities are subject to the accuracy of the representations and warranties of the Company contained in Section 1 hereof or in certificates of any officer of the Company or any of the Subsidiaries delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

     (a) The Registration Statement, including any Rule 462(b) Registration Statement, has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been instituted or be pending or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing information relating to the description of the Securities the specific method of distribution and similar matters shall have been filed with the Commission in accordance with Rule 424(b)(1), (2), (3), (4) or (5), as applicable (or any required post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A), or, if the Company has elected to rely upon Rule 434 of the 1933 Act Regulations, a Term Sheet including the Rule 434 Information shall have been filed with the Commission in accordance with Rule 424(b)(7).

     (b) At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Mayer, Brown & Platt, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, to the effect set forth in Exhibit C hereto and to such further effect as counsel to the Underwriters may reasonably request. In giving such opinion, such counsel may rely, as to certain matters of Maryland law, upon the opinion of Ballard Spahr Andrews & Ingersoll, LLP, Baltimore, Maryland.

     (c) At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Andrews & Kurth L.L.P., counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, with respect to the matters set forth in (1), (6),
(8), (9), (10) (solely as to the information in the Prospectus under "Description of the Series D Preferred Shares"), (15), (16) and the final paragraph of Exhibit C hereto. In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and the Subsidiaries and certificates of public officials.

     (d) At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and the Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the Chief Executive Officer or a Vice President of the Company and of the Chief Financial Officer or chief accounting officer of the Company, dated as of Closing Time, to the effect that
(i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted, are pending or, to the best of such officer's knowledge, are threatened by the Commission.

     (e) At the date hereof, the Representatives shall have received from KPMG LLP a letter dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

     (f) At Closing Time, the Representatives shall have received from KPMG LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this
Section 5, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

     (g) At Closing Time and at any relevant Date of Delivery, the Securities shall have the ratings accorded by any "nationally recognized statistical rating organization", as defined by the Commission for purposes of Rule 436(g)(2) of the 1933 Act Regulations, as specified in Schedule II, and the Company shall have delivered to the Representatives a letter, dated as of such date, from each such rating organization, or other evidence satisfactory to the Representatives, confirming that the Securities have such ratings. Since the date hereof, there shall not have occurred a downgrading in, or withdrawal of, the rating assigned to the Securities or any of the Company's other securities by any such rating organization, and no such rating organization shall have publicly announced that it has under surveillance or review its rating of the Securities or any of the Company's other securities.

     (h) At Closing Time, the Securities shall have been approved for listing, subject only to official notice of issuance, on the New York Stock Exchange.

     (i) In the event that the Underwriters exercise their option to purchase all or any portion of the Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company or any of the Subsidiaries hereunder shall be true and correct as of each Date of Delivery, and, at the relevant Date of Delivery, the Representatives shall have received:

          (1) A certificate, dated such Date of Delivery, of the Chief Executive Officer or a Vice President of the Company and the Chief Financial Officer or chief accounting officer of the Company, confirming that the certificate delivered at the Closing Time pursuant to Section 5(d) hereof remains true and correct as of such Date of Delivery.

          (2) The favorable opinion of Mayer, Brown & Platt, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by
     Section 5(b) hereof.

          (3) The favorable opinion of Andrews & Kurth L.L.P., counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by
     Section 5(c) hereof.

          (4) A letter from KPMG LLP, in form and substance satisfactory to the Representatives and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representatives pursuant to Section 5(f) hereof, except that the "specified date" on the letter furnished pursuant to this paragraph shall be a date not more than three business days prior to such Date of Delivery.

          (6) Since the date hereof, there shall not have occurred a downgrading in, or withdrawal of, the rating assigned to the Securities or any of the Company's other securities by any such rating organization, and no such rating organization shall have publicly announced that it has under surveillance or review its rating of the Securities or any of the Company's other securities.

     (j) At Closing Time and at each Date of Delivery, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

     (k) If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Purchase Agreement (or, with respect to the Underwriters' purchase of Option Securities on a Date of Delivery after the Closing Time, the obligations of the Underwriters to purchase the Option Securities on such Date of Delivery) may be terminated by the Representatives by notice to the Company at any time at or prior to the Closing Time (or such Date of Delivery, as applicable), and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 6 and 7 (and in the case of a termination by the Representatives to purchase Option Securities, Sections 1 and 8) shall survive any such termination and remain in full force and effect.

     SECTION 6.  Indemnification.

     (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

          (1) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (2) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

          (3) against any and all expense whatsoever, as incurred (including the reasonable fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

     (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, its trustees, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

     (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability that it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to
Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this
Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(2) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement. Notwithstanding the immediately preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, an indemnifying party shall not be liable for any settlement of the nature contemplated by Section 6(a)(2) effected without its consent if such indemnifying party (i) reimburses such indemnified party in accordance with such request to the extent it considers such request to be reasonable and (ii) provides written notice to the indemnified party indicating that the Company believes the unpaid balance to be unreasonable, in each case prior to the date of such settlement.

     SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities (before deducting expenses) received by the Company and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet bear to the aggregate initial public offering price of the Securities as set forth on such cover.

     The relative fault of the Company, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each trustee of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule I hereto and not joint.

     SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Purchase Agreement or in certificates of officers of the Company or any of the Subsidiaries submitted pursuant hereto or thereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company, and shall survive delivery of and payment for the Securities.

     SECTION 9.   Termination.

     (a) The Representatives may terminate this Purchase Agreement, by notice to the Company, at any time at or prior to the Closing Time or any relevant Date of Delivery, if (i) there has been, since the time of execution of this Purchase Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) there has occurred any material adverse change in the financial markets in the United States or any outbreak of hostilities involving the United States or escalation thereof or other calamity or crisis involving the United States or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) trading in any securities of the Company has been suspended or materially limited by the Commission or the New York Stock Exchange, or if trading generally on the New York Stock Exchange or the American Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by either of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or (iv) a banking moratorium has been declared by either Federal or New York authorities.

     (b) If this Purchase Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 6 and 7 shall survive such termination and remain in full force and effect.

     SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the Closing Time or the relevant Date of Delivery, as the case may be, to purchase the Securities that it or they are obligated to purchase under this Purchase Agreement (the "Defaulted Securities"), then the Representatives shall have the right, within 36 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all or any portion of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 36-hour period, then:

          (a) if the number of Defaulted Securities after adjusting for any arrangement as set forth above does not exceed 10% of the number of Securities to be purchased on such date, the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

          (b) if the number of Defaulted Securities after adjusting for any arrangement as set forth above exceeds 10% of the number of Securities to be purchased on such date, this Purchase Agreement (or, with respect to the Underwriters' exercise of any applicable over-allotment option for the purchase of Option Securities on a Date of Delivery after the Closing Time, the obligations of the Underwriters to purchase, and the Company to sell, such Option Securities on such Date of Delivery) shall terminate without liability on the part of any non-defaulting Underwriter.

     No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from liability in respect of its default.

     In the event of any such default which does not result in a termination of this Purchase Agreement or, in the case of a Date of Delivery after the Closing Time, a termination of the obligations of the Underwriters and the Company with respect to the Option Securities, as the case may be, either the Representatives or the Company shall have the right to postpone the Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements.

     SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to Merrill Lynch at World Financial Center, North Tower, New York, New York 10281-1201, attention of Tjarda Clagett; and notices to the Company shall be directed to it at 7670 South Chester Street, Englewood, Colorado 80112, attention of Charles E. Mueller, Jr.

     SECTION 12. Parties. This Purchase Agreement shall each inure to the benefit of and be binding upon the Underwriters and the Company and their respective successors. Nothing expressed or mentioned in this Purchase Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors and the controlling persons and officers and trustees referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Purchase Agreement or any provision herein or therein contained. This Purchase Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and thereto and their respective successors, and said controlling persons and officers and trustees and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     SECTION 13. GOVERNING LAW AND TIME. THIS PURCHASE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

     SECTION 14. Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

     SECTION 15. Any obligation or liability whatsoever of Company which may arise at any time under this Purchase Agreement or any obligation or liability which may be incurred by it pursuant to any other instrument, transaction or undertaking contemplated hereby shall be satisfied, if at all, out of Company's assets only. No such obligation or liability shall be personally binding upon, nor shall resort for the enforcement thereof be had to, the property of any of its shareholders, trustees, officers, employees or agents, regardless of whether such obligation or liability is in the nature of contract, tort or otherwise.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this Purchase Agreement, along with all counterparts, will become a binding agreement between each of the Underwriters and the Company in accordance with its terms.

                                    Very truly yours,

                                    ARCHSTONE COMMUNITIES TRUST

                                    By: /s/ Charles E. Mueller, Jr.
                                       ---------------------------------------
                                       Name:  Charles E. Mueller, Jr.
                                       Title: Chief Financial Officer



CONFIRMED AND ACCEPTED,
  as of the date first above written:

By:  MERRILL LYNCH, PIERCE, FENNER & SMITH
                 INCORPORATED
     A.G. EDWARDS & SONS, INC.
     PAINEWEBBER INCORPORATED
     PRUDENTIAL SECURITIES INCORPORATED

By:  MERRILL LYNCH, PIERCE, FENNER & SMITH
                 INCORPORATED


By: /s/ Elizabeth Anne Casey
   ----------------------------
       Authorized Signatory


On behalf of each of the Underwriters